Exhibit 77(Q)(1)(a)(1)

     Copies of any material amendments to the registrant's charter or bylaws


                          LORD ABBETT INVESTMENT TRUST


                                  AMENDMENT TO

                       DECLARATION AND AGREEMENT OF TRUST


                  The undersigned, being at least a majority of the Trustees of Lord Abbett Investment Trust, a Delaware statutory trust (the "Trust"), organized pursuant to a Declaration and Agreement of Trust dated August 16, 1993 (the "Declaration"), do hereby amend the Declaration, pursuant to Section 8.2 of the Declaration, by (i) changing the legal name for the existing Balanced Series of the Trust to the "Lord Abbett Balanced Strategy Fund," its Class A, B, C, P, and Y shares now being Class A, B, C, P, and Y shares of the Lord Abbett Balanced Strategy Fund.

                  This instrument shall constitute an amendment to the Declaration and, following execution by a majority of the Trustees, shall be effective on July 1, 2005.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument this 23rd day of June, 2005.



/s/ Robert S. Dow                                    /s/ E. Thayer Bigelow
Robert S. Dow                                        E. Thayer Bigelow



/s/ William H.T. Bush                                /s/ Robert B. Calhoun
William H.T. Bush                                    Robert B. Calhoun



/s/ Julie A. Hill                                    /s/ Franklin W. Hobbs
Julie A. Hill                                        Franklin W. Hobbs


/s/ C. Alan MacDonald                                /s/ Thomas J. Neff
C. Alan MacDonald                                    Thomas J. Neff

                                                          (as amended 4/20/2004)

                                     BY-LAWS

                                       OF

                          LORD ABBETT INVESTMENT TRUST

                          (a Delaware Statutory Trust)

                                    ARTICLE I

                                   Definitions

                  The terms "Affiliated Person", "Commission", Interested

Person", "Investment Adviser", "Majority Shareholder Vote", "1940 Act",

"Principal Underwriter", "Series", "Series Majority Shareholder Vote",

"Shareholder", "Shares", "Trust", "Trust Property", and "Trustees" have the meanings given them in the Declaration and Agreement of Trust (the

"Declaration") of Lord Abbett Investment Trust dated August 16, 1993, as amended from time to time.

                                   ARTICLE II

                                Offices and Seal

                  Section II.1. Principal Office - The principal office of the

Trust shall be located in the City of New York, the State of New York.

                  Section II.2. Other Offices - The Trust may establish and

maintain such other offices and places of business within or without the State of New York as the Trustees may from time to time determine.

                  Section II.3. Seal - The seal of the Trust shall be circular in form and shall bear the name of the Trust, the year of its organization, and the words "Common Seal" and "A Delaware Business Trust". The form of the seal shall be subject to alteration by the Trustees and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced. Any officer or Trustee of the Trust shall have authority to affix the seal of the Trust to any document requiring the same but, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

                                   ARTICLE III

                                  Shareholders

                  Section III.1. Meetings - A Shareholders' meeting for the

election of Trustees and the transaction of other proper business shall be held when authorized or required by the Declaration.

                  Section III.2. Place of Meeting - All Shareholders' meetings shall be held at such place within or without the State of New York as the

Trustees shall designate.

                  Section III.3. Notice of Meetings - Notice of all

Shareholders' meetings, stating the time, place and purpose of the meeting,

shall be given by the Secretary or an Assistant Secretary of the Trust by mail to each Shareholder entitled to notice of and to vote at such meeting at his address of record on the register of the Trust. Such notice shall be mailed at least 10 days and not more than 90 days before the meeting. Such notice shall be deemed to be given when deposited in the United States mail, with postage thereon prepaid. Any adjourned meeting may be held as adjourned without further notice. No notice need be given (a) to any shareholder if a written waiver of notice, executed before or after the meeting by such Shareholder or his attorney thereunto duly authorized, is filed with the records of the meeting, or (b) to any Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A waiver of notice need not specify the purposes of the meeting.

                  Section III.4. Shareholders Entitled to Vote - If, pursuant to

Section 3.9 hereof, a record date has been fixed for the determination of

Shareholders entitled to notice of and to vote at any Shareholders' meeting,

each Shareholder of the Trust entitled to vote in accordance with the applicable provisions of the Declaration, shall be entitled to vote, in person or by proxy,

each Share or fraction thereof standing in his name on the register of the Trust at the time of determining net asset value on such record date. If the

Declaration or the 1940 Act requires that Shares be voted by Series, each

Shareholder shall only be entitled to vote, in person or by proxy, each Share or fraction thereof of such Series standing in his name on the register of the

Trust at the time of determining net asset value on such record date. If no record date has been fixed for the determination of Shareholders entitled to notice of and to vote at a Shareholders' meeting, such record date shall be at the close of business on the day on which notice of the meeting is mailed or, if notice is waived by all Shareholders, at the close of business on the tenth day next preceding the day on which the meeting is held.

                  Section III.5. Quorum - The presence at any Shareholders'

meeting, in person or by proxy, of Shareholders entitled to cast a third of the votes thereat shall be a quorum for the transaction of business, unless applicable law requires a larger number.

                  Section III.6. Adjournment - The holders of a majority of the

Shares entitled to vote at the meeting and present thereat, in person or by proxy, whether or not constituting a quorum, or, if no Shareholder entitled to vote is present thereat in person or by proxy, any Trustee or officer present thereat entitled to preside or act as Secretary of such meeting may adjourn the meeting sine die or from time to time. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

                  Section III.7. Proxies - Shares may be voted in person or by proxy. Any Shareholder may give authorization by telephone, facsimile, or the internet for another person to execute his or her proxy. When any Share is held jointly by several persons, any one of them may vote at any meeting, in person or by proxy, in respect of such Shares unless at or prior to exercise of the vote of the Directors/Trustees receive a specific written notice to the contrary from any one of them. If more than one such joint owners shall be present at such meeting, in jperson or by proxy, and such joint owners of their proxies so present disagree as to any vote cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a

Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any adjournment of a meeting.

                  Section III.8. Inspection of Records - The records of the

Trust shall be open to inspection by Shareholders as is permitted shareholders of a Delaware business trust.

                  Section III.9. Record Dates - The Trustees may fix in advance a date as a record date for the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting or any adjournment thereof, or to express consent in writing without a meeting to any action of the Trustees,

or who shall receive payment of any dividend or of any other distribution, or for the purpose of any other lawful action, provided that such record date shall be not more than 90 days before the date on which the particular action requiring such determination of Shareholders is to be taken. In such case,

subject to the provisions of Section 3.4, each eligible Shareholder of record on such record date shall be entitled to notice of, and to vote at, such meeting or adjournment, or to express such consent, or to receive payment of such dividend or distribution or to take such other action, as the case may be,

notwithstanding any transfer of Shares on the register of the Trust after the record date.

                                   ARTICLE IV

                              Meetings of Trustees

           Section IV.1. Regular Meetings - The Trustees from time to time shall provide by resolution for the holding of regular meetings for the election of officers and the transaction of other proper business and shall fix the place and time for such meetings to be held within or without the State of

New York.

                  Section IV.2. Special Meetings - Special meetings of the

Trustees shall be held whenever called by the Chairman of the Board, the

President (or, in the absence or disability of the President, by any Vice

President), the Chief Financial officer, the Secretary or two or more Trustees, at the time and place within or without the State of New York specified in the respective notices or waivers of notice of such meetings.

                  Section IV.3. Notice - No notice of regular meetings of the

Trustees shall be required except as required by the Investment Company Act of

1940, as amended. Notice of each special meeting shall be mailed to each

Trustee, at his residence or usual place of business, at least two days before the day of the meeting, or shall be directed to him at such place by telegraph,

telecopy or cable, or be delivered to him personally not later than the day before the day of the meeting. Every such notice shall state the time and place of the meeting but need not state the purposes thereof, except as otherwise expressly provided by these By-Laws or by statute. No notice of adjournment of a meeting of the Trustees to another time or place need be given if such time and place are announced at such meeting.

                  Section IV.4. Waiver of Notice - Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A waiver of notice need not specify the purposes of the meeting.

                  Section IV.5. Adjournment and Voting - At all meetings of the

Trustees, a majority of the Trustees present, whether or not constituting a quorum, may adjourn the meeting, from time to time. The action of a majority of the Trustees present at a meeting at which a quorum is present shall be the action of the Trustees unless the concurrence of a greater proportion is required for such action by law, by the Declaration or by these By-Laws.

                  Section IV.6. Compensation - Each Trustee may receive such remuneration for his services as such as shall be fixed from time to time by resolution of the Trustees.

                  Section IV.7. Quorum - One-third of the Trustees present at a meeting shall constitute a quorum for the transaction of business, but in no case shall a quorum be less than two Trustees.



                                    ARTICLE V

                    Executive Committee and Other Committees

                  Section V.1. How Constituted - The Trustees may, by

resolution, designate one or more committees, including an Executive Committee,

an Audit Committee and a Committee on Administration, each consisting of at least one Trustee. The Trustees may, by resolution, designate one or more alternate Members of any committee to serve in the absence of any Member or other alternate Member of such committee. Each Member and alternate Member of a committee shall be a Trustee and shall hold office at the pleasure of the

Trustees. The Chairman of the Board and the President shall be Members of the

Executive Committee.

                  Section V.2. Powers of the Executive Committee - Unless

otherwise provided by resolution of the Trustees, the Executive Committee shall have and may exercise all of the power and authority of the Trustees, provided that the power and authority of the Executive Committee shall be subject to the limitations contained in the Declaration.

                  Section V.3. Other Committees of Trustees - To the extent

provided by resolution of the Trustees, other committees shall have and may exercise any of the power and authority that may lawfully be granted to the

Executive Committee.

                  Section V.4. Proceedings, Quorum and Manner of Acting - In the

absence of appropriate resolution of the Trustees, each committee may adopt such rules and regulations governing its proceedings, quorum and manner of acting as it shall deem proper and desirable. In the absence of any Member or alternate

Member of any such committee, the Members thereof present at any meeting,

whether or not they constitute a quorum, may appoint a Trustee to act in the place of such absent Member or alternate Member.

                  Section V.5. Other Committees - The Trustees may appoint other committees, each consisting of one or more persons who need not be Trustees.

Each such committee shall have such powers and perform such duties as may be assigned to it from time to time by the Trustees, but shall not exercise any power which may lawfully be exercised only by the Trustees or a committee thereof.


                                   ARTICLE VI

                                    Officers

                  Section VI.1. General - The designated officers of the Trust shall be a Chairman of the Board, a President, a Secretary, a Chief Financial

Officer, a Treasurer and may include one or more Vice Presidents (one or more of whom may be Executive Vice Presidents), one or more Assistant Secretaries, one or more Assistant Treasurers,
and such other officers as may be appointed in accordance with the provisions of

Section 6.10 of this Article VI.

                  Section VI.2. Election, Term of Office and Qualifications -

The designated officers of the Trust and any Series thereof (except those appointed pursuant to Section 6.10) shall be elected by the Trustees at any regular or special meeting of the Trustees. Except as provided in Sections 6.3 and 6.4 of this Article VI, each officer elected by the Trustees shall hold office until his successor shall have been chosen and qualified. Any two offices, except those of the President and a Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument be required by law, the Declaration or these By-Laws to be executed, acknowledged or verified by any two or more officers. The Chairman of the Board and the President shall be selected from among the Trustees and may hold such offices only so long as they continue to be

Trustees. Any Trustee or officer may be but need not be a Shareholder of the

Trust.
                  Section VI.3. Resignations and Removals - Any officer may

resign his office at any time by delivering a written resignation to the

Trustees, the President, the Secretary or any Assistant Secretary. Unless

otherwise specified therein, such resignation shall take effect upon delivery.

Any officer may be removed from office with or without cause by the vote of a majority of the Trustees at any regular meeting or any special meeting. Except to the extent expressly provided in a written agreement with the Trust, no officer resigning and no officer removed shall have any right to any compensation for any period following his resignation or removal or any right to damages on account of such removal.

                  Section VI.4. Vacancies and Newly Created Offices - If any

vacancy shall occur in any office by reason of death, resignation, removal,

disqualification or other cause, or if any new office shall be created, such vacancies or newly created offices may be filled by the Trustees at any regular or special meeting or, in the case of any office created pursuant to Section

6.10 of this Article VI, by any officer upon whom such power shall have been conferred by the Trustees.

                  Section VI.5. Chairman of the Board - The Chairman of the

Board shall be the chief executive officer of the Trust and each Series thereof,

shall preside at all Shareholders' meetings and at all meetings of the Trustees and shall be ex officio a member of all committees of the Trustees and each

Series thereof, except the Audit Committee. Subject to the supervision of the

Trustees, he shall have general charge of the business of the Trust and each

Series thereof, the Trust Property and the officers, employees and agents of the

Trust and each Series thereof. He shall have such other powers and perform such other duties as may be assigned to him from time to time by the Trustees.

                  Section VI.6. President - The President shall be the chief operating officer of the Trust and each Series thereof and, at the request of or in the absence or disability of the Chairman of the Board, he shall preside at all Shareholders' meetings and at all meetings of the Trustees and shall in general exercise the powers and perform the duties of the Chairman of the Board.

Subject to the supervision of the Trustees and such direction and control as the

Chairman of the Board may exercise, he shall have general charge of the operations of the Trust and each Series thereof and its officers, employees and agents. He shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the Trustees.

                  Section VI.7. Vice President - The Trustees may, from time to time, designate and elect one or more Vice Presidents who shall have such powers and perform such duties as from time to time may be assigned to them by the

Trustees or the President. At the request or in the absence or disability of the

President, the Executive Vice President (or, if there are two or more Executive

Vice Presidents, the senior in length of time in office or if there is no

Executive Vice President in the absence of both the President and any Executive

Vice President, the Vice President who is senior in length of time in office of the Vice Presidents present and able to act) may perform all the duties of the

President.

                  Section VI.8. Chief Financial Officer, Treasurer and Assistant

Treasurers - The Chief Financial Officer shall be the principal financial and accounting officer of the Trust and each Series thereof and shall have general charge of the finances and books of account of the Trust and each Series thereof. Except as otherwise provided by the Trustees, he shall have general supervision of the funds and property of the Trust and each Series thereof and of the performance by the custodian appointed pursuant to Section 2.1 (paragraph

r) of the Declaration of its duties with respect thereto. The Chief Financial officer shall render a statement of condition of the finances of the Trust and each Series thereof to the Trustees as often as they shall require the same and he shall in general perform all the duties incident to the office of the Chief

Financial officer and such other duties as from time to time may be assigned to him by the Trustees.

                  The Treasurer or any Assistant Treasurer may perform such

duties of the Chief Financial officer as the Chief Financial Officer or the

Trustees may assign. In the absence of the Chief Financial Officer, the

Treasurer may perform all duties of the Chief Financial Officer. In the absence of the Chief Financial Officer and the Treasurer, any Assistant Treasurer may

perform all duties of the Chief Financial Officer.


                  Section VI.9. Secretary and Assistant Secretaries - The

Secretary shall attend to the giving and serving of all notices of the Trust and each Series thereof and shall record all proceedings of the meetings of the

Shareholders and Trustees in one or more books to be kept for that purpose. He shall keep in safe custody the seal of the Trust, and shall have charge of the records of the Trust and each Series thereof, including the register of shares and such other books and papers as the Trustees may direct and such books,

reports, certificates and other documents required by law to be kept, all of which shall at all reasonable times be open to inspection by any Trustee. He shall perform such other duties as appertain to his office or as may be required by the Trustees. Any Assistant Secretary may perform such duties of the

Secretary as the Secretary or the Trustees may assign, and, in the absence of the Secretary, he may perform all the duties of the Secretary.

                  Section VI.10. Subordinate Officers - The Trustees from time to time may appoint such other subordinate officers or agents as they may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Trustees may determine. The

Trustees from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties.

                  Section VI.11. Surety Bonds - The Trustees may require any officer or agent of the Trust and any Series thereof to execute a bond

(including, without limitation, any bond required by the 1940 Act and the rules and regulations of the Commission) to the Trustees in such sum and with such surety or sureties as the Trustees may determine, conditioned upon the faithful performance of his duties to the Trust, including responsibility for negligence and for the accounting of any of the Trust Property that may come into his hands. In any such case, a new bond of like character shall be given at least every six years, so that the date of the new bond shall not be more than six years subsequent to the date of the bond immediately preceding.


                                   ARTICLE VII

                 Execution of Instruments; Voting of Securities

                  Section VII.1. Execution of Instruments - All deeds,

documents, transfers, contracts, agreements, requisitions, orders, promissory notes, assignments, endorsements, checks and drafts for the payment of money by the Trust or any series thereof, and any other instruments requiring execution either in the name of the Trust or the names of the Trustees or otherwise may be signed by the Chairman, the President, a Vice President or the Secretary and by

the Chief Financial Officer, Treasurer or an Assistant Treasurer, or as the

Trustees may otherwise, from time to time, authorize, provided that instructions in connection with the execution of portfolio securities transactions may be signed by one such officer. Any such authorization may be general or confined to specific instances.

                  Section VII.2. Voting of Securities - Unless otherwise ordered by the Trustees, the Chairman, the President or any Vice President shall have full power and
authority on behalf of the Trustees to attend and to act and to vote, or in the name of the Trustees to execute proxies to vote, at any meeting of stockholders of any company in which the Trust may hold stock. At any such meeting such officer shall possess and may exercise (in person or by proxy) any and all rights, powers and privileges incident to the ownership of such stock. The

Trustees may by resolution from time to time confer like powers upon any other person or persons.


                                  ARTICLE VIII

                            Fiscal Year; Accountants

                  Section VIII.1. Fiscal Year - The fiscal year of the Trust and any Series thereof shall be established by resolution of the Trustees.

                  Section VIII.2. Accountants - (a) The Trustees shall employ a public accountant or a firm of independent public accountants as their accountant to examine the accounts of the Trust and each Series thereof and to sign and certify at least annually financial statements filed by the Trust. The accountant's certificates and reports shall be addressed both to the Trustees and to the Shareholders.

                  (b) A majority of the Trustees who are not Interested Persons of the Trust shall select the accountant at any meeting held before the initial registration statement of the Trust becomes effective, and thereafter shall select the accountant annually by votes, cast in person, at a meeting held within 90 days before or after the beginning of the fiscal year of the Trust.

                  c) Any vacancy occurring due to the death or resignation of the accountant may be filled at a meeting called for the purpose by the vote,

cast in person, of a majority of those Trustees who are not Interested Persons of the Trust.


                                   ARTICLE IX

                  Amendments; Compliance with Investment Company Act

                  Section IX.1. Amendments - These By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

                  Section IX.2. Compliance with Investment Company Act - No

provision of these By-Laws shall be given effect to the extent inconsistent with the requirements of the Investment Company Act of 1940, as amended.


                                     BY LAWS
                                       OF
                          LORD ABBETT INVESTMENT TRUST
                          (a Delaware Statutory Trust)

                            adopted October 20, 1993
                              as amended 4/20/2004

                                                           Table of Contents
ARTICLE I               DEFINITIONS......................................................................1
---------               -----------
ARTICLE II              OFFICES AND SEAL.................................................................1
----------              ----------------
         SECTION II.1.  PRINCIPAL OFFICE.................................................................1
         -------------------------------
         SECTION II.2.  OTHER OFFICES....................................................................1
         ----------------------------
         SECTION II.3.  SEAL.............................................................................2
         -------------------
ARTICLE III             SHAREHOLDERS.....................................................................2
-----------             ------------
         SECTION III.1.  MEETINGS........................................................................2
         ------------------------
         SECTION III.2.  PLACE OF MEETING................................................................2
         --------------------------------
         SECTION III.3.  NOTICE OF MEETINGS..............................................................2
         ----------------------------------
         SECTION III.4.  SHAREHOLDERS ENTITLED TO VOTE...................................................3
         ---------------------------------------------
         SECTION III.5.  QUORUM..........................................................................3
         ----------------------
         SECTION III.6.  ADJOURNMENT.....................................................................4
         ---------------------------
         SECTION III.7.  PROXIES.........................................................................4
         -----------------------
         SECTION III.8.  INSPECTION OF RECORDS...........................................................4
         -------------------------------------
         SECTION III.8.  RECORD DATES....................................................................5
         ----------------------------
ARTICLE IV              MEETINGS OF TRUSTEES.............................................................5
----------              --------------------
         SECTION IV.1.  REGULAR MEETINGS.................................................................5
         -------------------------------
         SECTION IV.2.  SPECIAL MEETINGS.................................................................5
         -------------------------------
         SECTION IV.3.  NOTICE...........................................................................6
         ---------------------
         SECTION IV.4.  WAIVER OF NOTICE.................................................................6
         -------------------------------
         SECTION IV.5.  ADJOURNMENT AND VOTING...........................................................6
         -------------------------------------
         SECTION IV.6.  COMPENSATION.....................................................................7
         ---------------------------
         SECTION IV.7.  QUORUM...........................................................................7
         ---------------------
ARTICLE V               EXECUTIVE COMMITTEE AND OTHER COMMITTEES.........................................7
---------               ----------------------------------------
         SECTION V.1.  HOW CONSTITUTED...................................................................7
         -----------------------------
         SECTION V.2.  POWERS OF THE EXECUTIVE COMMITTEE.................................................7
         -----------------------------------------------
         SECTION V.3.  OTHER COMMITTEES OF TRUSTEES......................................................8
         ------------------------------------------
         SECTION V.4.  PROCEEDINGS, QUORUM AND MANNER OF ACTING..........................................8
         ------------------------------------------------------

         SECTION V.5.  OTHER COMMITTEES..................................................................8
         ------------------------------
ARTICLE VI              OFFICERS.........................................................................8
----------              --------
         SECTION VI.1.  GENERAL..........................................................................8
         ----------------------
         SECTION VI.2.  ELECTION, TERM OF OFFICE AND QUALIFICATIONS......................................9
         ----------------------------------------------------------
         SECTION VI.3.  RESIGNATIONS AND REMOVALS........................................................9
         ----------------------------------------
         SECTION VI.4.  VACANCIES AND NEWLY CREATED OFFICES.............................................10
         --------------------------------------------------
         SECTION VI.5.  CHAIRMAN OF THE BOARD...........................................................10
         ------------------------------------
         SECTION VI.6.  PRESIDENT.......................................................................10
         ------------------------
         SECTION VI.7.  VICE PRESIDENT..................................................................11
         -----------------------------
         SECTION VI.8.  CHIEF FINANCIAL OFFICER, TREASURER AND ASSISTANT TREASURERS.....................11
         --------------------------------------------------------------------------
         SECTION VI.9.  SECRETARY AND ASSISTANT SECRETARIES.............................................12
         --------------------------------------------------
         SECTION VI.10.  SUBORDINATE OFFICERS...........................................................12
         ------------------------------------
         SECTION VI.11.  SURETY BONDS...................................................................13
         ----------------------------
ARTICLE VII             EXECUTION OF INSTRUMENTS; VOTING OF SECURITIES..................................13
-----------             ----------------------------------------------
         SECTION VII.1.  EXECUTION OF INSTRUMENTS.......................................................13
         ----------------------------------------
         SECTION VII.2.  VOTING OF SECURITIES...........................................................13
         ------------------------------------
ARTICLE VII             FISCAL YEAR; ACCOUNTANTS........................................................14
-----------             ------------------------
         SECTION VII.1.  FISCAL YEAR....................................................................14
         ---------------------------
         SECTION VII.2.  ACCOUNTANTS....................................................................14
         ---------------------------
ARTICLE IX              AMENDMENTS; COMPLIANCE WITH INVESTMENT COMPANY ACT..............................15
----------              --------------------------------------------------
         SECTION IX.1.  AMENDMENTS......................................................................15
         -------------------------
         SECTION IX.2.  COMPLIANCE WITH INVESTMENT COMPANY ACT..........................................15
         -----------------------------------------------------